SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 4, 1996




                              MEDCATH INCORPORATED
                            (Exact name of registrant
                          as specified in its charter)

       North Carolina                  33-85458                56-1635096

(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)




         7621 Little Avenue, Suite 106, Charlotte, North Carolina 28226
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (704) 541-3228



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Item 5. Other Events

On October 4, 1996 MedCath Incorporated announced that on October 1, 1996, the Company closed the previously announced transaction with Heart Clinic, P.A., located in McAllen, Texas. Earlier, the Company announced that it had entered into a long-term management contract with the Heart Clinic and, as part of the agreement, the physicians of Heart Clinic entered into long-term exclusive employment and non-competition contracts.

On October 7, 1996 MedCath Incorporated announced the opening of a new outpatient cath lab pursuant to a long-term management agreement with Wake Heart Associates based in Raleigh, Cary, Chapel Hill, and Smithfield, North Carolina.

Exhibits:

            99.1 - Press Release dated October 4, 1996
            99.2 - Press Release dated October 7, 1996



























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


     SIGNATURE Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MEDCATH INCORPORATED



    Date: October 11, 1996               By:  /s/ Richard J. Post
                                             --------------------------
                                                  Richard J. Post
                                                  Chief Financial Officer


                                              /s/ Daniel L. Belongia
                                             -------------------------
                                                  Daniel L. Belongia
                                                  Chief Accounting Officer



























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